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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                Cotelligent, Inc.
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             (Exact name of registrant as specified in its charter)



                                February 7, 2003
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                Date of Report (Date of earliest event reported)



             Delaware               0-27412                 94-3173918
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(State or other jurisdiction of   (Commission    (I.R.S. Employer Identification
         incorporation            File Number)                  No.)

               100 Theory, Suite 200
                Irvine, California                            92612
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     (Address of principal executive offices)               (Zip Code)



                                 (949) 823-1600
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              (Registrant's telephone number, including area code)

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Item 9.  Regulation FD Disclosure.

     On February 7, 2003, Cotelligent, Inc. (the "Company") mailed a letter to its shareholders which discusses, among other things, the challenges of the Company's market environment, the Company's ability to narrow its losses despite these market challenges, the Company's re-audit of its financial statements, the Company's cash management and other important Company matters . A copy of the letter is attached hereto as Exhibit 99 and is incorporated herein by reference.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         Exhibit No.           Description
         -----------           -----------

             99                Cotelligent, Inc. Letter to Shareholders, dated
                               January 23, 2003

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                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   COTELLIGENT, INC.


                                   By: /s/ Curtis J. Parker
                                       -----------------------------------------
                                       Curtis J. Parker
                                       Executive Vice President, Chief Financial
                                       Officer, Treasurer & Assistant Secretary

Dated: February 7, 2003

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                                  EXHIBIT INDEX

         Exhibit No.           Description
         -----------           -----------

             99                Cotelligent, Inc. Letter to Shareholders, dated
                               January 23, 2003